ANNUAL REPORT
                               SEPTEMBER 30, 1998

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.
                                   A NO-LOAD

                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                October 27, 1998

Dear Fellow Shareholder:

  When the markets are going up most people don't believe that anything will occur to derail the gravy train. Just a few short months ago, Wall Street was cheering the "Goldilocks" economy -- not too hot, not too cold, but just right. Unfortunately, the real world sometimes creates "speed-bumps" on the stock market's road to the "long run." When markets like the one through which we are presently going occur -- and we have been through more of these than we care to recall -- we are reminded of a few realities of investing that tend to fade, the longer a bull market runs. First, the excesses on the upside, about which we cautioned, seem only to be exceeded by the selling excesses on the downside. Second, stocks go down much faster than they go up, with the corollary that the fact that the market goes up 75% of the time fails to offer much solace during the other 25%. Third, investors/speculators will hold on tenaciously to their favorite "out-performing" stocks. As holders look around for something to sell that hasn't gone down, prices on most of these will gradually slide until a final capitulation brings them into line with the market. Fourth, in a bear market sellers don't care about valuation. When someone wants out, it matters not whether the stock is selling at 35 times earnings or 5 times earnings. This does not mean that valuation does not matter. It matters greatly. In the short run, however, fear is a much more powerful emotion than the rational contemplation of investment value.

  We have forever preached the gospel that stocks, long-term, follow the fundamental progress of the individual companies. Peter Lynch recently pointed out that since WWII the US stock market has grown 60 fold. This is 8% per year, almost exactly the same rate as corporate earnings growth of 7.8% during the same period. The problem with becoming accustomed to market returns that outstrip the underlying fundamentals, is that it is so painful when reality sets in. Stock prices rising faster than the underlying growth is unsustainable. It is unsustainable for a single company, and it is unsustainable for an index, or group of companies. As difficult as 1998 has been so far, our returns of about 13% compounded for the past 3 3/4 years just about equal the earnings growth of our companies. The S&P 500 has increased about 3 times the rate of growth in earnings. In our view this suggests that future returns in the S&P will be limited until earnings catch up with the stock prices.

  In previous letters and meetings, we have pointed out that ebullient markets are generally shaken by unanticipated events, rather than events that investors have addressed. We have discussed most of the factors that have shaken this market in recent quarters. In January we cautioned that the Asian crisis would have a greater impact on corporate earnings than most analysts were expecting. In fact, we have been concerned about a downturn in corporate profits for over a year. As we entered 1998 we talked about flat to down earnings for this year, and possibly next. Market seers were still forecasting double-digit increases for 1998 and 1999. These examples of "whistling past the graveyard" are not unusual at inflection points in the market. Throw in a Russian bankruptcy and the financial stress resulting in the bailout of the huge hedge fund, Long Term Capital Management (there's more than a little irony in the name), not to mention impeachment hearings, and you have the ingredients for a severe jolt to investors' confidence.

  If we saw much of this coming, then why are our stocks down so much? What we saw was the likelihood of these events occurring. We overlooked the grim reality that fear does not recognize value (nor does greed). Warren Buffett noted that "The fact that people will be full of greed, fear, or folly is predictable. The sequence is not predictable." Momentum investing, and the willingness of investors to place increasingly larger bets on fewer and fewer companies, relegated mid- to small-cap value investing to second class citizenship. As the pressure to beat the S&P has increased, the self-preservation instinct of portfolio managers led many to become "closet indexers." If GE and Microsoft comprise 6% of the S&P, you must own them irrespective of valuation criteria. Relatively lackluster performance of small- to mid-cap stocks for a number of quarters exacerbated the problem as many investors capitulated and bought large-cap stocks, which were doing better. The Wall Street Journal reported recently that a number of small-cap mutual funds have been investing increasingly in large-cap stocks to improve their performance. Market history suggests that in a bear market there is usually no place to hide. Many recognizable stocks have now suffered severe declines.

                                                           DECLINE FROM
      COMPANY                                              52-WEEK HIGH
      -------                                              ------------
      Merrill Lynch & Co.                                      -61%
      Halliburton Co.                                          -58%
      Citicorp                                                 -56%
      Travelers Group                                          -56%
      Toys 'R' Us                                              -54%
      Walt Disney Co.                                          -45%
      Lucent Technologies                                      -45%
      CBS Corp.                                                -41%
      Nabisco Holdings                                         -37%
      Gillette Co.                                             -36%

  Other well known but smaller companies have declined even more.

                                                           DECLINE FROM
      COMPANY                                              52-WEEK HIGH
      -------                                              ------------
      W.R.  Grace & Co.                                        -87%
      Adaptec Inc.                                             -83%
      National Semiconductor                                   -81%
      Revlon Inc.                                              -78%
      Coleman Co.                                              -76%
      Olsten Corp.                                             -75%
      Reebok International                                     -72%
      Northwest Airlines                                       -71%
      Neiman-Marcus Corp.                                      -63%
      Avis Rent A Car                                          -69%

  Sooner or later, a bear market drags down almost all stocks. We take no consolation in the fact that most indices have now declined significantly, and that the majority of stocks are now down 50% or more. In our view most of the damage, which has been considerable, has been done to our stocks. We believe, though, that the remaining excesses will likely be purged from the market before we can move forward on a more rational investment basis. This is the downside of investing in stocks. The upside is the superior long-term returns which stocks have provided in the past, and will again in the future.

  Will anyone ever care again about small and mid-size companies? Of course. When? That's a little tougher. But such things usually occur when there seems to be the least hope. The 1973-74 bear market ushered in a 10-year period of significant out-performance by smaller companies, during which small companies outperformed the S&P 500, 26.9% compared to 9.7% per year. The 1990 market was followed by three strong years for small caps. Markets like this can have the effect of refocusing investors' attention on fundamentals and valuation. Many large-caps are still over-valued and the earnings outlook for them is problematic. Earnings for our companies should continue to be up, though not as much as we thought a few months ago. And they are very cheap. If the companies keep growing they will do just fine. Potential catalysts which could refocus investors' attention on smaller companies might include the fact that insiders, and the companies themselves, are significant buyers of the stocks. Presently, almost half of our companies have legitimate share buybacks in effect.
Takeovers may well bring attention to the cheap valuation of our stocks. Generally, though, the stocks simply start to do better. At 10-12 times earnings for companies that we feel will grow between 12-15% over the next few years, the values are compelling. It is incumbent upon all of us to remember that we are investors, not speculators. We strive for singles and doubles, but occasionally go into a slump when we strike out a few times. WE CAN'T PROVIDE 20% RETURNS WITH 12-15% GROWTH INDEFINITELY, AND THE S&P CERTAINLY CAN'T PROVIDE 20% RETURNS WITH 6% GROWTH INDEFINITELY.

  Do not misunderstand. The problems that the US as well as the other world economies face are real -- they are not imagined; the possibility of a recession is real. But the problems are always real during bear markets. The question becomes, how much is already discounted by the prices. We feel that our stocks have discounted a great deal of uncertainty, and that the recovery prospects are huge. This bear market will pass and our stocks will again climb to new highs. Such a statement always seems hard to believe in a market like this. Remember, as Yogi said, "Our future is still ahead of us".

  The Board of Directors has declared a distribution of $3.673060 from net long-term realized capital gains and $1.037972 from net short-term capital gains. Early in the year we sold several holdings, which we felt had become overvalued, at substantial gains. Your distribution confirmation is enclosed.

  Thank you for your continued confidence in Fiduciary Capital Growth Fund, Inc.

  Sincerely,

 /s/ Ted D. Kellner         /s/ Donald S. Wilson        /s/ Patrick J. English

 Ted D. Kellner, C.F.A      Donald S. Wilson, C.F.A     Patrick J. English,
                                                        C.F.A.



Fiduciary Capital Growth Fund, Inc                   100 East Wisconsin Avenue.
REPORT OF INDEPENDENT ACCOUNTANTS                    Suite 1500
                                                     Milwaukee, WI 53202

(PricewaterhouseCoopers Logo)

October 27, 1998

To the Shareholders and Board of Directors of Fiduciary Capital Growth Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Capital Growth Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
September 30, 1998

                                                                 QUOTED
                                                                 MARKET
  SHARES                                        COST             VALUE
  ------                                        ----             ------

LONG-TERM INVESTMENTS -- 97.3% (A)<F2>
COMMON STOCKS -- 94.8% (A)<F2>

          CHEMICAL/SPECIALTY MATERIALS -- 13.4%
  44,000  Cambrex Corp.                    $  1,055,624      $  1,036,772
  31,000  Great Lakes Chemical Corp.          1,461,269         1,205,125
  37,000  Minerals Technologies Inc.          1,385,535         1,630,331
  23,000  OM Group, Inc.                        605,360           648,324
  25,000  Sigma-Aldrich Corp.                   873,828           721,875
                                             ----------        ----------
                                              5,381,616         5,242,427

          CONSUMER PRODUCTS -- NON DURABLE -- 2.3%
  42,500  Jostens, Inc.                         848,886           881,875

          CONSUMER SERVICES -- 1.8%
   2,100  Grey Advertising Inc.                 466,200           688,800

          DISTRIBUTION -- 6.6%
  80,000  Arrow Electronics, Inc.*<F1>        1,611,667         1,050,000
  34,500  Black Box Corp.*<F1>                  950,100           836,625
 100,000  Pioneer-Standard Electronics, Inc.  1,436,801           631,300
   2,500  VWR Scientific Products Corp.*<F1>     57,500            62,657
                                             ----------        ----------
                                              4,056,068         2,580,582
          ELECTRONICS -- 2.2%
  58,500  Methode Electronics, Inc.             905,250           877,500

          ENERGY/ENERGY SERVICES -- 10.0%
  59,600  Burlington Resources Inc.           2,422,718         2,227,550
  35,500  Noble Affiliates, Inc.              1,445,021         1,131,562
  36,100  Pogo Producing Co.                  1,093,727           539,262
                                             ----------        ----------
                                              4,961,466         3,898,374
          HEALTH INDUSTRIES -- 8.6%
  30,000  Concentra Managed Care, Inc.*<F1>     204,792           240,000
  77,500  Dentsply International Inc.         1,492,723         1,734,063
  27,000  Haemonetics Corp.*<F1>                440,370           519,750
  46,000  Sybron International Corp.*<F1>       279,923           879,750
                                             ----------        ----------
                                              2,417,808         3,373,563
          INSURANCE -- 3.7%
  12,750  Delphi Financial Group, Inc.*<F1>     534,637           502,031
  42,000  Old Republic International Corp.<F1>  442,861           945,000
                                             ----------        ----------
                                                977,498         1,447,031
          LEISURE/RESTAURANTS -- 1.0%
  20,000  International Game Technology         385,594           371,260

          MISCELLANEOUS -TECHNOLOGY MANUFACTURING -- 9.1%
  51,600  Bell & Howell Co.*<F1>              1,535,250         1,338,401
  80,000  Paxar Corp.*<F1>                    1,034,831           710,000
  61,700  Raychem Corp.                       1,701,972         1,503,937
                                             ----------        ----------
                                              4,272,053         3,552,338
          PAPER/PACKAGING -- 5.5%
  21,800  Liqui-Box Corp.                       461,900           959,200
  83,500  Wausau-Mosinee Paper Corp.          1,640,105         1,200,313
                                             ----------        ----------
                                              2,102,005         2,159,513
          PRINTING/PUBLISHING/FORMS -- 8.9%
  72,000  PRIMEDIA Inc.*<F1>                    932,350           783,000
  25,000  Scholastic Corp.*<F1>                 967,187         1,062,500
  42,000  Thomas Nelson, Inc.                   537,411           535,500
  61,100  Wallace Computer Services, Inc.     1,623,219         1,096,012
                                             ----------        ----------
                                              4,060,167         3,477,012
          PRODUCER MANUFACTURING -- 4.7%
  36,000  Regal-Beloit Corp.                    274,810           801,000
  57,000  Watts Industries, Inc.              1,168,999         1,026,000
                                             ----------        ----------
                                              1,443,809         1,827,000
          RETAIL TRADE -- 10.6%
  41,000  Autozone, Inc.*<F1>                   964,140         1,009,625
  83,000  Casey's General Stores, Inc.          470,625         1,245,000
  45,000  Consolidated Stores Corp.*<F1>      1,356,811           883,125
  21,500  Elder-Beerman Stores Corp.*<F1>       530,065           373,563
  76,700  Stein Mart, Inc.*<F1>                 913,916           613,600
                                             ----------        ----------
                                              4,235,557         4,124,913
          SOFTWARE/SERVICE -- 6.4%
  28,000  CCC Information Services
            Group Inc.*<F1>                     466,105           350,000
  51,000  First Data Corp.                    1,440,442         1,198,500
  53,000  Reynolds & Reynolds Co.               941,912           944,089
                                             ----------        ----------
                                              2,848,459         2,492,589
                                             ----------        ----------
          Total common stocks                39,362,436        36,994,777

REITS -- 2.5% (A)<F2>
  43,400  Prologis Trust                        972,799           981,925
                                             ----------        ----------
          Total long-term investments        40,335,235        37,976,702

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.8% (A)<F2>
           VARIABLE RATE DEMAND NOTE
$1,088,289 Firstar Bank U.S.A., N.A.          1,088,289         1,088,289
                                             ----------        ----------
           Total investments                $41,423,524        39,064,991
                                             ----------
                                             ----------
           Liabilities, less cash and
            receivables (0.1%) (A)<F2>                            (18,376)
                                                               ----------
           NET ASSETS                                         $39,046,615
                                                               ----------
                                                               ----------
           Net Asset Value Per Share
            ($0.01 par value, 10,000,000
            shares authorized), offering
            and redemption price
            ($39,046,615 / 2,111,214
            shares outstanding)                                    $18.49
                                                                   ------
                                                                   ------

 *<F1>  Non-income producing security.
(a)<F2> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1998

INCOME:
    Dividends                                                    $ 419,797
    Interest                                                       139,440
                                                               -----------
        Total income                                               559,237
                                                               -----------
EXPENSES:
    Management fees                                                447,738
    Administrative services                                         39,849
    Professional fees                                               27,182
    Registration fees                                               23,954
    Transfer agent fees                                             17,519
    Printing and postage expense                                    17,020
    Custodian fees                                                  11,579
    Board of Directors fees                                          3,600
    Other expenses                                                   1,396
                                                               -----------
        Total expenses                                             589,837
                                                               -----------
NET INVESTMENT LOSS                                                (30,600)
                                                               -----------
NET REALIZED GAIN ON INVESTMENTS                                10,326,329
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS         (18,869,020)
                                                               -----------
NET LOSS ON INVESTMENTS                                         (8,542,691)
                                                               -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(8,573,291)
                                                               -----------
                                                               -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1998 and 1997

                                                                     1998                  1997
                                                                 ------------          ------------
OPERATIONS:
  Net investment (loss) income                                    $   (30,600)         $    54,095
  Net realized gain on investments                                 10,326,329            8,190,081
  Net (decrease) increase in unrealized
    appreciation on investments                                   (18,869,020)           6,869,858
                                                                 ------------         ------------
      Net (decrease) increase in net assets
        resulting from operations                                  (8,573,291)          15,114,034
                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
    ($0.01248 and $0.14920 per share, respectively)                   (24,737)            (309,757)
  Distributions from net realized gains
    ($3.85996 and $2.50232 per share, respectively)                (7,692,320)          (5,193,478)
                                                                 ------------         ------------
      Total distributions                                          (7,717,057)*<F3>     (5,503,235)
                                                                 ------------         ------------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued
    (107,186 and 137,861 shares, respectively)                      2,444,856            2,981,658
  Net asset value of shares issued
    in distributions
    (332,984 and 270,000 shares, respectively)                      7,128,996            5,367,989
  Cost of shares redeemed
    (314,365 and 529,154 shares, respectively)                     (6,914,398)         (11,117,853)
                                                                 ------------         ------------
      Net increase (decrease) in net
        assets derived from Fund share activities                   2,659,454           (2,768,206)
                                                                 ------------         ------------
      TOTAL (DECREASE) INCREASE                                   (13,630,894)           6,842,593
NET ASSETS AT THE BEGINNING OF THE YEAR                            52,677,509           45,834,916
                                                                 ------------         ------------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment
    income of $-0- and $24,724, respectively)                     $39,046,615          $52,677,509
                                                                 ------------         ------------
                                                                 ------------         ------------

*<F3> See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                      YEARS ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------------------------------
                                   1998      1997       1996    1995       1994      1993      1992      1991      1990      1989
                                  ------    ------     ------  ------     ------    ------    ------    ------    ------    ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year               $26.53    $21.76    $21.58    $19.52    $20.08    $18.65    $17.55    $14.16    $18.79    $15.19
Income from
  investment operations:
   Net investment (loss) income    (0.02)     0.03      0.13      0.11      0.06      0.07      0.10      0.19      0.23      0.14
   Net realized and unrealized
     (losses) gains
      on investments               (4.15)     7.39      2.24      3.87      0.72      3.33      2.39      4.35     (4.66)     3.49
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment operations   (4.17)     7.42      2.37      3.98      0.78      3.40      2.49      4.54     (4.43)     3.63
Less distributions:
   Dividends from net
     investment income             (0.01)    (0.15)    (0.12)    (0.04)    (0.05)    (0.11)    (0.16)    (0.23)    (0.20)    (0.03)
   Distributions from net
     realized gains                (3.86)    (2.50)    (2.07)    (1.88)    (1.29)    (1.86)    (1.23)    (0.92)       --        --
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from distributions           (3.87)    (2.65)    (2.19)    (1.92)    (1.34)    (1.97)    (1.39)    (1.15)    (0.20)    (0.03)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of year      $18.49    $26.53    $21.76    $21.58    $19.52    $20.08    $18.65    $17.55    $14.16    $18.79
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL INVESTMENT RETURN          (17.6%)     38.4%     12.7%     22.7%      4.1%     20.1%     15.3%     34.9%   (23.8%)     24.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in 000's $)                    39,047    52,678    45,835    42,197    38,871    47,420    38,476    30,684    19,460    40,387
Ratio of expenses to
   average net assets               1.2%      1.2%      1.2%      1.2%      1.2%      1.2%      1.3%      1.5%      1.4%      1.3%
Ratio of net investment (loss)
   income to average net assets   (0.1%)      0.1%      0.6%      0.5%      0.3%      0.4%      0.6%      1.2%      1.1%      0.8%
Portfolio turnover rate            54.3%     60.7%     43.7%     28.6%     20.9%     32.5%     58.9%     62.7%     55.1%     42.2%

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 1998

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets are the same for Federal income tax purposes.

 (b) Net realized gains and losses on common stock are computed on the identified cost basis.

 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

 (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

 The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

 Net investment income and net realized gains, if any, are distributed to shareholders. On October 27, 1998, the Fund distributed $2,198,727 from net short-term realized gains ($1.037972 per share) and $7,780,616 from net long-term realized gains ($3.673060 per share). The distributions were declared on October 26, 1998, to shareholders of record on October 23, 1998.

(4)  INVESTMENT TRANSACTIONS --

 For the year ended September 30, 1998, purchases and proceeds of sales of investment securities (excluding short-term investments) were $25,327,161 and $29,720,389, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of September 30, 1998, liabilities of the Fund included the following:

      Payable to FMI for management and administrative fees     $       33,198
      Other liabilities                                                 14,670

(6)  SOURCES OF NET ASSETS --

   As of September 30, 1998, the sources of net assets were as follows:

      Fund shares issued and outstanding                           $31,425,805
      Net unrealized depreciation on investments                    (2,358,533)
      Accumulated net realized gains on investments                  9,979,343
                                                                 -------------
                                                                   $39,046,615
                                                                 -------------
                                                                 -------------

   Aggregate net unrealized depreciation as of September 30,1998, consisted of the following:

      Aggregate gross unrealized appreciation                     $  4,377,326
      Aggregate gross unrealized depreciation                       (6,735,859)
                                                                 -------------
          Net unrealized depreciation                             $ (2,358,533)
                                                                 -------------
                                                                 -------------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

   In early 1998, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1998. The Fund hereby designates the following amounts as long-term capital gains distributions.

      Capital gains taxed at 20%                                  $  3,780,438
      Capital gains taxed at 28%                                     2,483,552
                                                                 -------------
          Total long-term capital gains                           $  6,263,990
                                                                 -------------
                                                                 -------------

   The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 1998 was 22%.

(8)  MATTERS SUBMITTED TO A SHAREHOLDER VOTE (UNAUDITED) --

   During fiscal 1998, a special shareholders meeting was held and the following matters were approved by at least 96% of the voting shares: (a) Election of Directors and (b) amend the Fund's investment restrictions concerning the amount of its total assets it may invest in the securities of any one issuer and the percentage of any one issuer's securities that it may purchase.


                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.